W6316 Design Drive, Greenville, WI 54942

P.O. Box 1579, Appleton, WI 54912-1579

SCHOOL SPECIALTY SETS DATE FOR SPECIAL MEETING

TO APPROVE MERGER AGREEMENT

Greenville, WI, July 20, 2005--School Specialty, Inc. (NASDAQ:SCHS) today announced that it will hold a special meeting of shareholders on Tuesday, August 23, 2005 for the purpose of adopting the merger agreement providing for the acquisition of School Specialty, Inc. (the "Company") by an affiliate of Bain Capital Partners, LLC. The meeting will take place at 8:00 am C.D.T. at the American Club located at 419 Highland Drive, Kohler, Wisconsin 53044. The definitive proxy statement will be mailed to the Company's shareholders on or about July 21, 2005. Shareholders of record as of the close of business on Tuesday, July 12, 2005, will be entitled to vote at the special meeting. The Company anticipates that the proposed merger will be completed in School Specialty's second fiscal quarter ending October 29, 2005, subject to the adoption of the merger agreement by the Company's shareholders and the satisfaction of other closing conditions.

In connection with the proposed merger, the Company will file a definitive proxy statement with the U.S. Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be also available free of charge at the Securities and Exchange Commission's website, http://www.sec.gov, and shareholders of the Company will also be able to obtain copies of the definitive proxy statement free of charge by directing their requests to School Specialty, Inc., W6316 Design Drive, Greenville, WI 54942, Attention: Chief Financial Officer.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation will be set forth in the definitive proxy statement relating to the merger when it becomes available.

About School Specialty, Inc.

School Specialty is an education company that provides innovative and proprietary products, programs and services to help educators engage and inspire students of all ages and abilities.

Through each of our leading brands, we design, develop and provide preK-12 educators with the latest and very best resources in the areas of early childhood, arts education, reading and literacy, personal effectiveness and character education, coordinated school health, special learning needs, core academics, and career development as well as classroom essentials and learning environments. Working in collaboration with educators, School Specialty reaches beyond the scope of textbooks to help teachers, guidance counselors and school administrators ensure that every student reaches his or her full potential.

For more information about School Specialty and each of our brands visit http://www.schoolspecialty.com.

School Specialty, Inc.

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Safe Harbor Statement

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. School Specialty may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of the buyer in the proposed merger to obtain financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of School Specialty are described in School Specialty's filings with the SEC, including Exhibit 99.2 to School Specialty's annual report on Form 10-K for the fiscal year ended April 30, 2005.

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